BBH TRUST

BBH MONEY MARKET FUND
REGULAR SHARES (BBMXX)
INSTITUTIONAL SHARES (BBSXX)

SUPPLEMENT DATED JANUARY 5, 2012
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”).  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

The Fund’s SAI is hereby revised to remove or amend all references to Alan G. Lowy, as appropriate, who retired as an Independent Trustee effective December 7, 2011 and to remove all references to Albert C. Pegueros, who resigned as an Assistant Treasurer effective November 21, 2011.

The first paragraph under the section “Management” on page 9 of the SAI is deleted in its entirety and replaced with the following:

Information pertaining to the Trustees and executive officers of the Trust is set forth below.  None of the Trustees, except Ms. Livingston and Mr. Gehret, are “interested persons” of the Trust as defined in the 1940 Act (an “Interested Trustee”).  Ms. Livingston and Mr. Gehret are Interested Trustees.  The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

The Management Information Table under the section “Management” beginning on page 9 of the SAI is hereby revised by adding the following biographical entry on Mr. Gehret after Ms. Livingston’s entry.

Name and Birth Date	Position(s) Held with the Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee^	Other Directorships held by Trustee

John A. Gehret+ 140 Broadway New York, NY 10005 Birth Date: April 11, 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011); President and Principal Executive Officer of the Trust (2008-2011).	4	None

The Officers portion of the Management Information Table under the section “Management” beginning on page 10 of the SAI is hereby revised by adding the following biographical entry for Ms. Rothman after Mr. Tikonoff’s entry, updating Mr. Nixon’s entry and replacing the information for the President and Principal Executive Officer with the following biographical information for Mr. Klotz:

Officers
Radford W. Klotz 140 Broadway New York, NY 10005 Birth Date: December 1, 1955	President and Principal Executive Officer	Since 2011	Joined BBH&Co. in 1977 and has been a Partner of the firm since 1995.	N/A	N/A
Mark B. Nixon 140 Broadway New York, NY 10005 Birth Date: January 14, 1963	Assistant Secretary	Since 2007 2006-2007 with the Predecessor Trust	Vice President of BBH&Co. (since October 2006).	N/A	N/A
Rowena Rothman 140 Broadway New York, NY 10005 Birth Date: October 24, 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. (since 2009); Finance and Accounting Consultant at The Siegfried Group (2007-2009).	N/A	N/A
The first two footnotes to the Management Information Table under the section “Management” on page 12 of the SAI are hereby deleted and replaced with the following:

# All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws).  Except for Ms. Livingston and Messrs. Collins, Frazier and Gehret, the Trustees previously served on the Board of Trustees of the Predecessor Trust.

+ Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

The “Board Leadership Structure” under the section “Board of Trustees” on page 12 of the SAI is deleted in its entirety and replaced with the following:

Currently, six of the eight Trustees of the Board are Independent Trustees.  The Board has appointed Mr. Joseph V. Shields Jr., to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (75%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

The following sentence is added as the last paragraph of the “Individual Trustee Qualifications” under the section “Board of Trustees” beginning on page 14 of the SAI:

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The first sentence of “Trustee Committees” under the section “Board of Trustees” on page 14 of the SAI is deleted in its entirety and replaced with the following:

The Trustees (except Ms. Livingston and Messrs. Shields and Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and review the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE